SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant☑
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Portfolio Recovery Associates, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑ No fee required.

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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PORTFOLIO RECOVERY ASSOCIATES, INC.
Riverside Commerce Center
120 Corporate Boulevard, Suite 100
Norfolk, Virginia 23502

Notice of Annual Meeting of Stockholders
to be held on May 12, 2004

TO THE STOCKHOLDERS OF PORTFOLIO RECOVERY ASSOCIATES, INC.:

               You are cordially invited to attend the Annual Meeting of Stockholders of PORTFOLIO RECOVERY ASSOCIATES, INC. (the “Company”), which will be held at the Company’s Norfolk, Virginia headquarters located at Riverside Commerce Center, 120 Corporate Blvd, Suite 100, Norfolk, VA 23502, on May 12, 2004, at 12:00 PM (Noon) local time. At the Annual Meeting, you will be asked to:

•	Elect two directors to serve for a term of three years;

•	Approve the Amended And Restated Portfolio Recovery Associates 2002 Stock Option Plan And 2004 Restricted Stock Plan;

•	Ratify the selection of PricewaterhouseCoopers LLP as accountants and independent auditors for Portfolio Recovery Associates, Inc. who will audit the books and accounts of the Company for the year ending December 31, 2003, and

•	Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The enclosed and Proxy Statement contains detailed information about the business to be transacted.

The Board of Directors unanimously recommends that you vote FOR the election of each nominee for director, FOR the ratification of PricewaterhouseCoopers LLP as accountants and independent auditors for Portfolio Recovery Associates, Inc., and FOR approval of the Amended And Restated Portfolio Recovery Associates 2002 Stock Option Plan And 2004 Restricted Stock Plan.

In addition to considering the matters described above, the Company will review developments since last year’s stockholders meeting. The Board of Directors has fixed the close of business on April 2, 2004 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on April 2, 2004 will be entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available during regular business hours at the Company’s headquarters, located at 120 Corporate Blvd, Suite 100, Norfolk, VA 23502, for the ten days before the Annual Meeting for inspection by any stockholder for any purpose germane to the meeting.

If you have any questions or need additional information about the Annual Meeting, please contact the Company’s investor relations liaison at 757- 961-3510, or via email at info@portfoliorecovery.com.

By Order of the Board of Directors,

Judith S. Scott
Executive Vice President, General Counsel and Secretary

Norfolk, Virginia	Date: April 16, 2004

Whether or not you plan to attend the Annual Meeting, please act promptly to vote your shares with respect to the proposals described above. You may vote your proxy by marking, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope provided. If you attend the Annual Meeting, you may vote your shares in person, even if you have previously submitted your proxy in writing. If you vote in person, any previously voted proxy will be withdrawn.

PORTFOLIO RECOVERY ASSOCIATES, INC.
120 CORPORATE BLVD, SUITE 100
NORFOLK, VA 23502

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2004

Solicitation of Proxy

You are receiving a Notice of Annual Meeting, Proxy Statement and Proxy Card from Portfolio Recovery Associates, Inc. (the “Company”) because you own shares of common stock in the Company. The Company’s Board of Directors (the “Board”) is soliciting your proxy to vote at its 2004 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held in Norfolk, Virginia, at 12:00 Noon, local time, on Wednesday, May 12, 2004, and any adjournments or postponements thereof. This Proxy Statement describes the proposals that will be on the agenda at the Annual Meeting, and other important information about the Company. The proposals on the agenda for which your vote is being solicited are: the election of two directors for a term of three years; the approval of the Amended and Restated Portfolio Recovery Associates 2002 Stock Option Plan and 2004 Restricted Stock Plan (the “Amended Plan”); the approval and ratification of the selection of the Company’s independent auditors for the fiscal year ending December 31, 2004, and such other matters as may properly come before the meeting. In addition to the formal items of business to be brought before the meeting, officers of the Company will report on the Company’s operations and respond to stockholder questions. This Proxy Statement gives you information that will help you make an informed voting decision. The Company’s 2003 Annual Report to Stockholders, which includes audited consolidated financial statements for the fiscal year ended December 31, 2003, is being mailed with these materials. The Notice of Annual Meeting, this Proxy Statement and the Proxy Card are first being mailed to stockholders on or about April 16, 2004.

VOTING AT THE MEETING

Date, Time and Place of the Meeting

We will hold the Annual Meeting at our corporate headquarters, located in Norfolk, Virginia. Our address is:

Portfolio Recovery Associates, Inc.
Riverside Commerce Center
120 Corporate Blvd., Suite 100
Norfolk, Virginia 23502

The Annual Meeting will begin promptly at 12:00 Noon, Eastern Time, on May 12, 2004.

Who May Vote

Each holder of shares of the Company’s common stock at the close of business on April 2, 2004, the “Record Date,” is entitled to notice of the Annual Meeting, and to attend and vote at the Annual Meeting. Such persons are considered “holders of record.” As of the Record Date, approximately 15,315,106 shares of common stock of the Company were issued and outstanding, which were held by approximately 32 holders of record maintaining shares on behalf of 10,171 beneficial owners. Entities holding shares on behalf of the owners of the shares, such as banks, brokerage firms and other nominees who are beneficial holders of the Company’s stock as of the close of business on April 2, 2004, have been requested to forward these materials to beneficial stockholders. The Company will pay the reasonable mailing expenses incurred for this purpose. Any stockholder who does not receive a copy of the Notice of Annual Meeting, Proxy Statement and Proxy Card may obtain these materials at the Annual Meeting, or by contacting the Company’s investor relations liaison, at 757-961-3510, or via email, at info@portfoliorecovery.com.

Quorum for the Meeting

A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of holders of the issued and outstanding shares of stock of the Company entitled to vote, represented in person or by proxy, will constitute a quorum. A poll will be taken of the votes cast on each proposal on the agenda. Votes cast by proxy or in person at the Annual Meeting will be tabulated by Continental Stock Transfer and Trust Company, the inspector of election appointed for the Annual Meeting. The inspector of election will also determine whether a quorum is present at the Annual Meeting. In the event that a quorum is not present at the meeting, the Annual Meeting will likely be adjourned or postponed in order to solicit additional proxies.

How to Vote

For each proposal to be considered at the Annual Meeting, a holder of common stock of the Company is entitled to one vote per share owned as of the record date. As a holder of common stock of the Company, you are invited to attend the Annual Meeting and vote your shares in person. You also may vote your proxies by mail or in person at the Annual Meeting.

Voting By Mail

If you do not expect to attend the Annual Meeting in person, and choose to vote on proposals on the agenda by mail, simply complete the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided. With respect to any other matters not on the agenda, which may properly come before the Annual Meeting, your proxy will be voted at the discretion of James Voss and Peter Cohen in accordance with their best judgment. If you are a stockholder whose shares are held in “street name” (i.e., in the name of a broker, bank or other record holder), you can obtain a proxy, executed in your favor, from the record holder, sign it and return it to the Company, or you may direct the record holder of your shares how to vote your proxy.

Voting At the Annual Meeting

If you are planning to attend the Annual Meeting and wish to vote your shares in person, you will be given a ballot for that purpose at the meeting. If you are a stockholder whose shares are held in “street name” (i.e., in the name of a broker, bank or other record holder), you will not be able to vote in person at the Annual Meeting; however, you should provide your voting instructions to your broker or bank so that they may vote on your behalf.

Changing or Revoking Your Proxy

You may change or revoke your proxy at any time before it is voted at the Annual Meeting by the following methods:

• Send a written notice of a revocation of a proxy so that it is received before the taking of the vote at the meeting to:

Judith S. Scott
Executive Vice President, General Counsel and Secretary
Portfolio Recovery Associates, Inc.
Riverside Commerce Center
120 Corporate Blvd, Suite 100
Norfolk, VA 23502
Fax: 757-321-2518

• Attend the Annual Meeting and vote in person. Your attendance at the Annual Meeting will not in and of itself revoke your proxy. In order to revoke your proxy, you must also vote your shares at the Annual Meeting.

If you require assistance in changing or revoking your proxy, please contact the Secretary of the Company at the address above.

Preliminary voting results will be announced at the conclusion of the Annual Meeting. The Company will also publish final voting results in its Quarterly Report on Form 10-Q for the second quarter of 2004.

Corporate Governance

In accordance with the Delaware General Corporation Law and the Company’s Certificate of Incorporation and By Laws, the Company’s business and affairs are managed under the direction of the Board. The directors are regularly kept informed of the Company’s business through written reports and documents and operating, financial and other reports presented at meetings of the Board and committees of the Board. The Company’s Board has undertaken an evaluation and review of the Company’s corporate governance practices and, through its Nominating and Governance Committee, intends to continue to evaluate the Company’s corporate governance in order to be in a position to convey to the Board their effectiveness, and to determine if any additions or modifications are appropriate.

The Company has adopted a Code of Ethics which applies to all employees, including the Chief Executive Officer and the Chief Financial Officer. A copy of the Code of Ethics, and the Company’s corporate governance principles, are posted on the Company’s website at www.portfoliorecovery.com, or you may obtain them by sending your request in writing, addressed to the Corporate Secretary, at the Company’s corporate headquarters. The Company will disclose all amendments to the Code of Ethics, as well as any waivers thereof, on its website to the extent permissible by the rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Exchange.

The non-employee directors meet regularly in private sessions without any employee directors or members of management present, including at least one session to review and assess the process and effectiveness of the Board and to consider any other matters that the Directors may request. The Board consists of five members, a majority of which are independent directors. This determination was made based upon several factors, including the following:

• Except for Steven D. Fredrickson, the Chairman and Chief Executive Officer, no director is an officer or employee of the Company or its subsidiaries;

• No director has an immediate family member who is an officer of the Company or its subsidiaries, or has any current or past material relationship with the Company;

• No director, other than Mr. Fredrickson, has worked for, been retained by, or received anything of substantial value from the Company aside from his compensation as a director;

• No director is, or ever was, employed by the independent auditors for the Company;

• No executive officer of the Company serves on the Compensation Committee or the board of directors of any company that employs a director or any member of the immediate family of a director; and

• No director is an executive of any entity from which the Company purchases goods or services, or to which the Company makes charitable contributions.

The Board maintains three standing committees. They are: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Audit Committee is a separate-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Each committee is composed solely of “independent” directors, as that term is defined by the applicable standards promulgated by the National Association of Securities Dealers. All committees report their activities to the Board. Committee meetings are normally held in conjunction with Board meetings. During 2003, the Board held seven meetings, three of which were held by telephone. The Company does not have a formal policy regarding attendance at its meetings or at its Annual Meeting of Shareholders. The Board schedules its meetings and its Annual Meeting of Shareholders at times and dates to permit maximum attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable laws. Of the five directors then in office, three attended the 2003 Annual Meeting of Shareholders. During the last fiscal year, no director attended fewer than 75% of the total number of meetings of the Board.

Directors are divided into three classes. The term of office of one class of directors expires each year. The terms of David Roberts and William Brophey, both of whom are in the “2nd Class” of directors, will expire on the date of the 2004 Annual Meeting. It is expected that each of the nominees will be available for election; however, should any nominee be unable to stand for election, all proxies will be voted for the election of a substitute nominated by the Board.

Audit Committee

The Audit Committee, whose chairman is James Voss, and whose other current members are Peter Cohen and William Brophey, held five meetings during 2003, one of which was by telephone. Each member of the Audit Committee is “independent,” as that term is defined by the applicable standards promulgated by the National Association of Securities Dealers, and meets the heightened criteria for independence applicable to members’ audit committees under Rule 4200(a)(15) and Rule 4350(d)(2)(A) of the National Association of Securities Dealers’ listing standards. In the opinion of the Board, Mr. Voss and Mr. Cohen are both qualified as “audit committee financial experts,” pursuant to Section 401(h) of Regulation S-K. During 2003, the Audit Committee completed a review of its charter, practices and procedures in order to assure continued compliance with the provisions of the Sarbanes-Oxley Act of 2002 and related regulatory initiatives.

As described in its charter, the Audit Committee’s duties are to:

• Provide independent, objective oversight of the Company’s internal controls and accounting functions, and review with management and independent auditors the Company’s accounting policies and practices and the adequacy of internal controls;

• Make recommendations to the Board regarding the appointment of an accounting firm to serve as the Company’s auditors, and approve their services and related fees;

• Review the scope and results of the annual examination performed by the independent auditors,

• Perform such other duties as set forth in its charter.

The charter of the Audit Committee was adopted by the Audit Committee on December 4, 2002, and was ratified by the full Board on February 5, 2003. The Audit Committee’s charter, including all amendments thereto, is available at the Company’s web site, at www.portfoliorecovery.com, or in print to any shareholder who sends a request to the Corporate Secretary at the Company’s mailing address.

The Audit Committee is not responsible for the planning or conduct of the audits, or the determination that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles.

Following a review of the independent auditor’s performance and qualifications, including consideration of management’s recommendation, the Audit Committee approved the reappointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the 2004 fiscal year.

Compensation Committee

The Compensation Committee, whose chairman is David Roberts, and whose other current members are Peter Cohen and William Brophey, met three times during 2003. Each member of the Compensation Committee is “independent,” as that term is defined by the applicable standards promulgated by the National Association of Securities Dealers. As described in its charter, the Compensation Committee is responsible for establishing the Company’s executive officer compensation policies, and for administering these policies. The charter of the Compensation Committee is available at the Company’s web site, at www.portfoliorecovery.com, or in print to any shareholder who sends a request to the Corporate Secretary at the Company’s mailing address. No member of the Compensation Committee, during fiscal year ended December 31, 2003, was an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries, or had any relationships requiring disclosure by the Company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, whose Chairman is William Brophey, and whose other current members are James Voss and David Roberts, met three times during 2003. Each member of the Nominating and Corporate Governance Committee is “independent,” as such term is defined by the applicable standards promulgated by the National Association of Securities Dealers. The charter of the Nominating and Corporate Governance Committee was adopted on December 4, 2002. The charter of the Nominating and Corporate Governance Committee is available at the Company’s web site, at www.portfoliorecovery.com, or to any shareholder who sends a request to the Corporate Secretary at the Company’s mailing address.

As described in its charter, the Nominating and Corporate Governance Committee is responsible for recommending to the Board corporate governance principles, considering and reporting periodically to the Board on all matters relating to the selection, qualification and compensation of members of the Board and candidates nominated to the Board, as well as any other matters relating to the duties of the members of the Board. In addition, the Nominating and Corporate

Governance Committee reviews Company policies related to ethics and public and social issues important to the Company, and makes recommendations to the Board on such issues to assure that the Company fulfills its missions and objectives.

The Nominating and Corporate Governance Committee is also responsible for the selection and recommendation to the Board of nominees for election as directors. Nominations of candidates for election as directors may also be made by the Board or by shareholders. Prior to 120 days in advance of the anniversary date of the Proxy Statement for last year’s annual meeting, the Company did not receive any recommendations from shareholders for potential director candidates for election as directors. The Nominating and Corporate Governance Committee recommended to the Board the re-election of directors David Roberts and William Brophey.

Board of Directors

The following table sets forth certain information about the Company’s directors.

Steven D. Fredrickson	44	President, Chief Executive Officer and Chairman of the Board	March 1996(1)

William P. Brophey	66	Director	November 2002

Peter A. Cohen	57	Director	November 2002

David N. Roberts	42	Director	March 1996(1)

James M. Voss	61	Director	November 2002

(1) While Steven D. Fredrickson and David N. Roberts were appointed as directors of the Company upon its creation in August 2002, they were each managers of Portfolio Recovery Associates, L.L.C., the predecessor entity to the Company, since its creation in March 1996.

Nominees for Election to Three-year Terms Which Will Expire in 2007

• William Brophey, Director – Currently retired, Mr. Brophey has more than 35 years of experience as president and chief executive officer of Brad Ragan, Inc., a (formerly) publicly traded automotive product and service retailer, and as a senior executive at The Goodyear Tire and Rubber Company. Throughout his career, he held numerous field and corporate positions at Goodyear in the areas of wholesale, retail, credit, and sales and marketing, including general marketing manager, commercial tire products. He served as president and chief executive officer and a member of the board of directors of Brad Ragan, Inc. (a 75% owned public subsidiary of Goodyear) from 1988 to 1996, and vice chairman of the board of directors from 1994 to 1996, when he was named vice president, original equipment tire sales world wide at Goodyear. From 1998 until his retirement in 2000, he was again elected president and chief executive officer and vice- chairman of the board of directors of Brad Ragan, Inc. Mr. Brophey has a business degree from Ohio Valley College and attended advanced management programs at Kent State University, Northwestern University, Morehouse College and Columbia University.

• David N. Roberts, Director - Mr. Roberts has been with Angelo, Gordon & Co., L.P. since 1993. He currently manages the firm’s private equity and special situations area and was the founder of the firm’s opportunistic real estate area. Mr. Roberts has invested in a wide variety of real estate, corporate and special situations transactions. Prior to joining Angelo Gordon, Mr.

Roberts was a principal at Gordon Investment Corporation, a Canadian merchant bank from 1989 to 1993, where he participated in a wide variety of principal transactions including investments in the real estate, mortgage banking and food industries. Prior to joining Gordon Investment Corporation, he worked in the Corporate Finance Department of L.F. Rothschild where he specialized in mergers and acquisitions. He has a B.S. degree in economics from the Wharton School of the University of Pennsylvania.

Director Continuing in Office—Term Expiring in 2005

• James Voss, Director - Mr. Voss has more than 35 years of business experience as a senior financial executive. He currently heads Voss Consulting, Inc., serving as a financial consultant to community banks regarding policy, organization, credit risk management and strategic planning. From 1992 through 1998, he served as a senior executive of First Midwest Bank, holding the positions of executive vice president and chief credit officer. Mr. Voss’ experience includes more than 24 years as a senior executive (1965-1989) with Continental Bank of Chicago, and he has held the position of chief financial officer at Allied Products Corporation (1990-1991), a publicly traded (NYSE) diversified manufacturer. Currently, he serves on the board of Elgin State Bank. Mr. Voss has both an MBA and Bachelor’s Degree from Northwestern University.

Directors Continuing in Office — Terms Expiring in 2006

• Steven D. Fredrickson, President, Chief Executive Officer and Chairman of the Board - Prior to co-founding the Company in 1996, Mr. Fredrickson was Vice President, Director of Household Recovery Services’ (“HRSC”) Portfolio Services Group from late 1993 until February 1996. At HRSC Mr. Fredrickson was ultimately responsible for HRSC’s portfolio sale and purchase programs, finance and accounting, as well as other functional areas. Prior to joining HRSC, he spent five years with Household Commercial Financial Services managing a national commercial real estate workout team and five years with Continental Bank of Chicago as a member of the FDIC workout department, specializing in corporate and real estate workouts. He received a B.S. degree from the University of Denver and a M.B.A. degree from the University of Illinois. He is a past board member of the American Asset Buyers Association.

• Peter Cohen, Director - Mr. Cohen is currently a director who serves on the Audit Committee and the Compensation Committees of the Board. He began his career on Wall Street at Reynolds & Co. in 1969. In 1970 he joined the firm which would later become Shearson Lehman Brothers. In 1981, when Shearson merged with American Express, he was appointed president and chief operating officer. From 1983 to 1990, he served as President, Chairman and CEO of Shearson. Under his leadership, Shearson grew to become the second-largest full-service firm in the securities industry. From 1991 to 1994, Mr. Cohen served as an advisor and vice chairman of the board of Republic New York Corporation. In 1994, he started what is today Ramius Capital Group, an investment management business which currently has $6 billion of assets under management. Cohen has served on numerous boards of directors, including the New York Stock Exchange, the American Express Company, Olivetti SpA, and Telecom SpA. Currently, he sits on the boards of Scientific Games Corporation, The Mount-Sinai-NYU Medical Center & Health System, Kroll Inc., and Titan Corporation. Mr. Cohen has an MBA from Columbia University and a Bachelor’s Degree from Ohio State University.

Director Compensation

Non-employee directors receive a quarterly retainer of $3,750, except for the Chairman of the Audit Committee, who receives a retainer of $5,000 per quarter. Each director is also reimbursed for travel expenses in connection with attendance at Board meetings. Under the Company’s 2002 Stock Option Plan, non-employee directors received a grant of 5,000 stock options at the fair market value on the date of the grant. Also, pursuant to the Company’s 2002 Stock Option Plan, non-employee directors were awarded an additional grant of 5,000 stock options, to which they became entitled on the first anniversary date of the commencement of their service as a director (or in the case of David Roberts, a director who served prior to the Company’s initial public offering, on the anniversary date of the initial public offering). Stock options vest and are exercisable in five equal installments on the first five anniversaries of the grant date, and expire seven years after the grant date. In fiscal year 2004, and annually thereafter, the Company’s current non-employee directors will receive annual grants of 1,000 restricted shares of the Company’s common stock, as of the anniversary dates of their appointment, subject to approval by the shareholders of the Amended Plan at the 2004 Annual Meeting. After the approval of the Amended Plan, directors will no longer be awarded stock options.

PROPOSAL ONE: ELECTION OF DIRECTORS

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated current board members David Roberts and William Brophey for re-election as directors at the Annual Meeting. If elected, Mr. Roberts and Mr. Brophey will each serve in the “2nd Class” of directors for three-year terms, which will expire on the date of the 2007 Annual Meeting of Stockholders. Mr. Roberts currently serves as Chairman of the Compensation Committee, and also serves on the Nominating and Corporate Governance Committee. Mr. Brophey currently serves as Chairman of the Nominating and Corporate Governance Committee and also serves on the Compensation Committee and the Audit Committee. Both of these nominees have consented to be named in this Proxy Statement and to serve if elected.

Proxies will be voted for the election of the above two nominees for re-election as directors. Directors will be elected by a plurality of the votes cast or represented by proxy at the Annual Meeting. Broker non-votes (i.e. where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) will be treated as abstentions. Under Delaware General Corporate Law, an abstaining vote is not deemed a “vote cast” or represented by proxy. As a result, abstentions are not included in the tabulation of the results on the election of directors, and therefore do not have the effect of votes in opposition.

Nominees for director who receive the affirmative votes of a plurality of the common shares represented and voting in person or by proxy at the Annual Meeting will be elected directors of the Company. Information about the nominees and the continuing directors whose terms expire in future years is set forth above.

The Board of Directors unanimously recommends a vote “FOR” the nominees named in the paragraph above.

Executive Compensation

The following table sets forth all compensation awarded to, earned by, or paid to the Company’s Chief Executive Officer and the other five most highly compensated officers for all services rendered to the Company and its subsidiaries for the fiscal years ended December 31, 2003, 2002 and 2001, except as may otherwise be specifically noted:

				Long-Term
				Compensation
	Annual Compensation			Securities
				Underlying
Name and Principal Position	Year	Salary($)	Bonus($) (1)	Warrants (2)/Options
Steven D. Fredrickson	2003	197,600	425,000	______________	/ _____________
President, Chief Executive	2002	248,858	425,000	______________	/ 190,000
Officer and Chairman of the Board	2001	181,311	251,528	______________	/ _____________

Kevin P. Stevenson	2003	132,500	290,000	______________	/______________
Executive Vice President, Chief	2002	163,383	285,000	______________	/ 105,000
Financial Officer, Treasurer and Assistant Secretary	2001	108,937	161,696	______________	/______________

Craig A. Grube	2003	132,500	290,000	______________	/______________
Executive Vice President-	2002	156,970	280,000	______________	/ 105,000
Acquisitions	2001	109,026	174,529	______________	/______________

William F. O’Daire (3)	2003	90,000	160,000	______________	/______________
Senior Vice President,	2002	80,000	160,000	______________	/ 60,000
Operations	2001	64,519	70,000	______________	/______________

Judith S. Scott	2003	90,000	100,000	______________	/______________
Executive Vice President, General	2002	83,885	50,000	______________	/ 25,000
Counsel and Secretary	2001	77,846	35,000	6,500	/______________

(1) This table reflects for a given year all bonuses earned by the above officers for such years. The Company typically pays bonuses in the year following the year in which the bonus was earned.

(2) In connection with the reorganization of the Company, warrants owned by the officers shown in the above table were exchanged for warrants to purchase the same number of shares of the Company’s common stock with the same respective exercise price. All warrants are immediately exercisable and have an exercise price of $4.20 per share.

(3) Mr. O’Daire is not an Executive Officer of the Company; however, his compensation details are included in this table due to his level of compensation.

Prior to the Company’s initial public offering in November 2002, the Company was operated as a limited liability company and Mr. Fredrickson, Mr. Stevenson and Mr. Grube were non-employee members of the limited liability company. As such, they were required to pay self-employment taxes, as well as other taxes not typically incurred by executive officers of a corporation; consequently, they were given additional compensation in 2002 and in prior years to offset the impact of the Company’s operations as a limited liability company as compared to a corporation, for each of the periods presented.

Options Granted

During fiscal year 2003, there were no stock options granted to the Company’s Executive Officers under the Company’s 2002 Stock Option Plan, and there were no stock options exercised by them; however, William F. O’Daire, Senior Vice President, Operations exercised 15,000 options during fiscal year 2003.

Warrant and Stock Option Exercises in Fiscal Year 2003 and Year-End Values

The table below provides information concerning the exercise of warrants by certain officers of the Company during fiscal year 2003, the value received as a result of such warrant exercises, as well as vested and exercisable options and unvested and unexercisable options held by such officers, and their values.

				# Securities Underlying		Value of Unexercised In-
				Unexercised Options/		The-Money Options/
	# Shares Acquired			Warrants at Fiscal Yr. End		Warrants at Fiscal Yr. End
Name	On Exercise		Value Received	Exercisable	Unexercisable	Exercisable	Unexercisable
Steven D. Fredrickson	636,000	(1)	$13,548,900	38,000	152,000	$514,900	$2,059,600
Kevin P. Stevenson	455,000		$9,691,500	21,000	84,000	$284,550	$1,138,200
Craig A. Grube	317,000	(2)	$6,756,300	21,000	84,000	$284,550	$1,138,200
William F. O’Daire	40,000	(3)	$843,600	0	60,000	$0	$813,000
Judith S. Scott	0		$0	12,500	20,000	$235,375	$271,000

(1) Exercise of 635,000 warrants in connection with the Company’s secondary offering on May 21, 2003, and exercise of 1,000 AG PRA 1999 warrants owned by Mr. Fredrickson.

(2) Exercise of 315,000 warrants in connection with the Company’s secondary offering on May 21, 2003, and exercise of 2,000 AG PRA 1999 warrants owned by Mr. Grube.

(3) Mr. O’Daire is not an Executive Officer of the Company; however, details of his stock option and warrant exercises are included in this table due to his level of compensation.

Employment Agreements

• Steven D. Fredrickson is party to an employment agreement which expires on December 31, 2005. The term of the agreement will be automatically extended for additional one-year terms unless otherwise terminated by either party. Mr. Fredrickson’s agreement provides for a base salary of $190,000 per year for the first year and an increase of not less than four percent (4%) for each subsequent year. Mr. Fredrickson is eligible for an annual cash incentive bonus based on the Company’s management bonus program. The agreement also contains confidentiality provisions and a one year non-compete covenant. If the Company terminates Mr. Fredrickson without cause, he would receive a severance package that would include a lump-sum payment equal to (a) his then current base salary and accrued vacation pay through the date of such termination, (b) the greater of a lump-sum payment equal to two times his then current base salary or the minimum base salary due under the remaining term of his employment agreement and (c) the greater of a lump-sum payment equal to two times the amount of the bonus compensation, if any, paid to him in the year immediately prior to the year of termination or the bonus compensation due under the remaining term of the employment agreement.

• Kevin P. Stevenson is party to an employment agreement which expires on December 31, 2005. The term of the agreement will be automatically extended for additional one-year terms unless otherwise terminated by either party. The agreement provides for a base salary of $120,000 per year for the first year and an increase of not less than four percent (4%) for each subsequent year. Mr. Stevenson is also eligible for an incentive bonus based on the Company’s management bonus program. The agreement also contains confidentiality provisions and a one year non-compete covenant. If the Company terminates Mr. Stevenson without cause, he would receive a severance package that would include a lump-sum payment equal to (a) his then current base salary and accrued vacation pay through the date of such termination, (b) a lump-sum payment equal to two times his then current base salary and (c) a lump-sum payment equal to two times the amount of the bonus compensation, if any, paid to him in the year immediately prior to the year of termination.

• Craig A. Grube is party to an employment agreement which expires on December 31, 2005. The term of the agreement will be automatically extended for additional one-year terms unless otherwise terminated by either party. The agreement provides for a base salary of $120,000 per year for the first year and an increase of not less than four percent (4%) for each subsequent year. Mr. Grube is eligible for an incentive bonus based on the Company’s management bonus program. The agreement also contains confidentiality provisions and a one year non-compete covenant. If the Company terminate Mr. Grube without cause, he would receive a severance package that would include a lump-sum payment equal to (a) his then current base salary and accrued vacation pay through the date of such termination, (b) a lump-sum payment equal to two times his then current base salary and (c) a lump-sum payment equal to two times the amount of the bonus compensation, if any, paid to him in the year immediately prior to the year of termination.

• William F. O’Daire is party to an employment agreement which expires on December 31, 2005. The agreement provides for a base salary of $80,000 per year for the first year and an increase of not less than four percent (4%) for each subsequent year. Mr. O’Daire is eligible for an incentive bonus based on the Company’s management bonus program. The agreement also contains confidentiality provisions and a one year non-compete covenant. If the Company terminate Mr. O’Daire without cause, he would receive a severance package that would include a lump-sum payment equal to (a) his then current base salary and accrued vacation pay through the date of such termination, (b) a lump-sum payment equal to one times his then current base salary or the minimum base salary due him under the remaining term and (c) a lump-sum payment equal to the greater of one times the amount of the bonus compensation, if any, paid to him in the year immediately prior to the year of termination, or the target bonus compensation paid to him during the term.

• Judith Scott is party to an employment agreement which expires on December 31, 2005. The term of the agreement will be automatically extended for additional one-year terms unless otherwise terminated by either party. The agreement provides for a base salary of $85,000 per year for the first year and an increase of not less than four percent (4%) for each subsequent year. Ms. Scott is eligible for an incentive bonus based on the Company’s management bonus program. The agreement also contains confidentiality provisions and a one year non-compete covenant. If the Company terminates Ms. Scott without cause, she would receive a severance package that would include a lump-sum payment equal to (a) her then current base salary and accrued vacation pay through the date of such termination, (b) a pro-rata portion of her target bonus compensation for the year terminated, whether or not the target is actually met, and (c) the greater of a lump sum payment equal to one times the amount of the then current base salary or minimum base salary due for the remaining term, and a lump sum equal to the greater of one times the bonus compensation, if any, paid to her in the year immediately prior to the year of termination, or the target bonus compensation due under the remaining term (whether or not such target is actually met).

Compensation Committee Interlocks and Insider Participation

All of the members of the Compensation Committee are non-employee directors and are not former officers of the Company. David Roberts is a limited partner of the entity which is a general partner of Angelo Gordon, one of the Company’s principal stockholders. As a limited partner in such entity, Mr. Roberts maintains an indirect economic interest in Angelo Gordon, but has no voting or dispositive power with respect to PRA Investments, L.L.C., Angelo Gordon or otherwise. See “Certain Relationships and Related Transactions.”

Compensation Committee Report

The Compensation Committee has furnished the following report to stockholders of the Company in accordance with rules adopted by the Securities and Exchange Commission:

The charter of the Compensation Committee was adopted on December 4, 2002. As described in its charter, the Compensation Committee is charged with the responsibility to develop and administer compensation programs for the Company’s executives and administer the Company’s incentives and stock ownership programs. The Compensation Committee recommended that the Board approve an amendment to the 2002 Stock Option Plan to provide for the issuance of restricted shares of the Company’s stock to employees, officers and non-employee directors of the Company. Upon the recommendation of the Compensation Committee, the Board approved the Amended Plan, which the shareholders are being requested to approve at the Annual Meeting.

Executive Compensation

The Compensation Committee has established fundamental standards for executive compensation. To assist the Company in attracting and retaining high quality talent, the Company provides executives with compensation packages that include a base pay that is competitive in the marketplace, and the ability to substantially increase their compensation through performance. The performance component of each executive’s compensation package is established to assist the Company in achieving overall corporate performance goals that ultimately enhance stockholder value. In accordance with this philosophy, the Company compensates its executives based upon their performance and the performance of the Company through three primary sources: base pay, performance-based annual bonus, stock options, and, subject to the shareholders’ approval of the Amended Plan, the Company will also have the ability to award its executives shares of restricted stock. Using this approach, a portion of the compensation for executives is stipulated, and a significant portion of the compensation for executives may be uncertain.

Base Pay

The Company sets salaries for executives, taking into account the competitive marketplace and a subjective assessment of the nature of the position. The applicable marketplace includes companies of similar size, and companies in the receivables management and debt collection markets.

Management Bonus Program

The Company maintains a management incentive bonus program that includes the executive officers. Officer bonuses under the Company’s management bonus program are awarded based upon performance and the extent to which the Company achieves its net profitability goals. If results of operations meet or exceed net profitability goals, the amount of an executive’s bonus may be increased at the discretion of the Company’s Compensation Committee, and if the results of operations for the year are not positive, and do not achieve net profitability goals, the Company’s Compensation Committee may determine whether or not a bonus will be awarded.

Equity Incentives

The Company utilizes long-term equity incentive awards to promote the success of the Company and enhance its value by linking the personal interests of participants to those of its stockholders, and providing motivation for outstanding performance. The Company has granted nonqualified or incentive stock options to its employees, officers and directors, and subject to approval by the shareholders of the Amended Plan, may grant restricted shares of stock. The Compensation Committee has the authority to determine eligibility, the types and sizes of grants and any vesting provisions, including acceleration of vesting of options and restricted shares. An aggregate of 2,000,000 shares of the Company’s common stock will be available for grant under the Amended Plan, subject to a proportionate increase or decrease in the event of a stock split, reverse stock split, stock dividend, or other adjustment to the Company’s common stock. The maximum number of shares that may be granted to any participant during any fiscal year is 200,000. The Amended Plan will become effective upon its approval by the shareholders at the Annual Meeting.

Compensation of the Chief Executive Officer

The salary of the Chief Executive Officer for 2003 was based on the terms and conditions of his employment agreement. His bonus was based on certain performance goals established at the beginning of 2003 by the Compensation Committee, and the extent to which these goals were achieved or exceeded. Factors involved in the Chief Executive Officer’s incentive compensation included financial achievements, such as the Company’s realizing earnings goals and significant profitability increases in 2003. Other non-financial goals achieved which were included as factors in arriving at the total compensation included increased productivity, as measured by cash collections per collector hour paid, increased operating margins, increased tenure of the collector workforce, additions to the Company’s management and technological infrastructure to support continued growth in the Company’s business, and leadership during the Company’s first full year as a publicly traded company. All of these factors were collectively taken into account by the Compensation Committee in recommending the salary and bonus for the Chief Executive Officer. The compensation for the Company’s other executive officers was determined in a similar fashion.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code places a $1.0 million limit on the tax deductibility of compensation paid or accrued with respect to a covered employee of a publicly-held corporation. The Compensation Committee believes that all compensation realized in fiscal year 2003 by the executive officers is deductible under Section 162(m).

This report is submitted on behalf of the Compensation Committee:

David Roberts, Chairman
Peter Cohen

William Brophey

PROPOSAL TWO: APPROVAL OF THE 2004 AMENDED AND RESTATED
PORTFOLIO RECOVERY ASSOCIATES 2002 STOCK OPTION PLAN AND 2004 RESTRICTED STOCK PLAN

The Board of Directors has, subject to shareholder approval, amended its 2002 Stock Option Plan in order to provide for the issuance by the Company of restricted shares of stock to its employees and non-employee directors. Restricted shares are shares of stock that are subject to forfeiture during a pre-established period if certain conditions, such as continued service or achievement of performance goals, are not met. The total shares available and subject to the Amended Plan will not being increased by this amendment. Only the manner of issuances of equity will be changed under the Amended Plan. On February 6, 2004, the Board of Directors voted to submit the Amended Plan to the shareholders for their approval. The shareholders will be asked to approve the Amended Plan at the Annual Meeting.

The Board believes that adoption of the Amended Plan is in the best interest of the Company and its shareholders, because it will permit the Compensation Committee to award restricted shares of stock to employees and directors, and use the award of such shares of stock of the Company to continue to offer competitive incentives and successfully retain and reward its best employees and its directors. The Board expects that the Amended Plan will be an important factor in retaining and rewarding the high caliber employees essential to its success. The Amended Plan provides that restricted shares awarded to employees may vest based upon the achievement of certain performance standards, thereby motivating employees to strive to enhance the growth and profitability of the Company. By granting key employees shares of restricted stock, the Company will enhance its ability to adequately compensate its employees, and more closely align their interests with the interests of its shareholders. By approving the Amended Plan, the shareholders will be approving material terms of awards described below.

Summary of the Amended Plan

The following is a summary of the terms of the Amended Plan and of certain tax effects of participation in the Plan. This summary is qualified in its entirety by reference to the complete text of the Amended Plan, which is attached hereto as Exhibit A. To the extent that there is a conflict between this summary and the Amended Plan, the terms of the Amended Plan will govern.

The Amended Plan will be administered by the Compensation Committee of the Board. Under the Amended Plan, employees, officers and non-employee directors of the Company may be granted non-qualified stock options and/or restricted shares of the Company’s common stock. The exercise price per share purchasable under stock options is determined by the Compensation Committee at the time the option is granted. The stock option exercise price will not be less than the fair market value of the Company’s stock at the time the option is granted, in most cases. For purposes of the Amended Plan, “fair market value” means the fair market value of the shares or other securities determined by the Committee in good faith or in accordance with applicable law.

Unless otherwise determined by the Committee, the fair market value of shares is determined by: the closing price per share of the Company’s stock on the principal exchange on which the shares are then trading on the last trading day prior to the option grant; or if the shares are not traded on an exchange but are quoted on the Nasdaq Stock Market or a successor quotation system, if the shares are then listed as a National Market issue under the Nasdaq Stock Market, the last sales price, or in all other cases, the mean between the closing representative bid and asked prices for the shares on that date as reported by the Nasdaq Stock Market or such successor quotation system.

A participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the participant, and to receive any distributions with respect to any options or restricted shares upon the death of the participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Amended Plan from or through any participant shall be subject to all terms and conditions of the Amended Plan and any Stock Option Agreement or Restricted Share Agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

The awards made pursuant to the Amended Plan may be in varying amounts and may be subject to such vesting restrictions as deemed desirable by the Compensation Committee. The total number of shares authorized for issuance pursuant to the Amended Plan is 2,000,000. The Company believes that generally a share of restricted stock is more valuable than a share subject to a stock option. Therefore, the Company may grant restricted share awards for fewer shares than it has previously granted for stock option awards. Appropriate adjustments will be made to the number of shares reserved under the Amended Plan and the terms of any outstanding awards in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in the Company’s capital structure.

Subject to the provisions of the Amended Plan, the Compensation Committee will determine in its discretion the persons to whom, and the times at which awards of restricted shares and/or stock options will be granted, the types and sizes of awards, and all of their terms and conditions. The Compensation Committee will have the authority to interpret the Amended Plan and awards granted thereunder. Awards may be granted only to employees and non-employee directors of the Company or any subsidiary of the Company. As of December 31, 2003, the Company had 798 employees who would be eligible to receive such grants, and four non-employee directors who would be eligible to receive such grants under the Amended Plan. Awards of restricted shares or stock options may be granted by the Compensation Committee of the Board subject to such vesting restrictions, if any, as may be determined by the Committee, and as set forth in a written Stock Option Agreement or Restricted Share Agreement between the Company and the employee or non-employee director. Stock options or shares of restricted stock subject to such vesting restrictions may not be sold or otherwise transferred or pledged until the restrictions, if any, lapse or are terminated. Vesting restrictions may lapse in full or in installments on the basis of the employee’s or non-employee director’s continued service, or other factors, such as performance criteria established by the Compensation Committee of the Board. Participants in the Amended Plan who hold shares that are subject to vesting restrictions will have no right to vote the shares or receive all dividends and other distributions. Generally, upon an employee’s termination of service, the employee will forfeit any stock options which have not vested, or shares of restricted stock as to which the vesting restrictions have not lapsed. If a restricted share or stock option granted ceases to remain outstanding for any reason other than its exercise, the restricted shares or shares subject to such option may again be awarded under the Amended Plan.

The Amended Plan provides that any non-employee directors who are appointed after the approval of the Amended Plan by the Company’s shareholders will receive automatic grants of 2,000 restricted shares of stock upon their initial appointment, and all non-employee directors will receive annual grants of 1,000 shares each, generally on the anniversary date of their initial appointment to the board. The first awards of restricted shares to non-employee directors pursuant to the Amended Plan are expected to be granted in November, 2004. The award of restricted shares to non-employee directors is intended to qualify as a “formula plan” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The Company does not intend to grant any additional stock options to its directors after the approval by shareholders of the Amended Plan. Whether stock options or awards of restricted shares under the Amended Plan are actually granted, and the actual number of stock options or restricted shares to be granted may depend on a number of factors, including the fair market value of the Company’s common stock on future dates, employee performance, and such other criteria as determined in the discretion of the Compensation Committee of the Board. The Board may amend or terminate the Amended Plan at any time, provided that no such amendment will be made without stockholder approval, if such approval is required by applicable law or by the rules of the Nasdaq Stock Exchange. Unless otherwise expressly provided in the Amended Plan or in an applicable Stock Option Agreement or Restricted Share Agreement, a stock option or restricted share granted under the Amended Plan may be exercised or may vest after the Amended Plan terminates. The Compensation Committee may correct any defect, supply any omission or fix any inconsistency in the Amended Plan or any Stock Option Agreement or Restricted Share Agreement in the manner and to the extent it deems desirable to effect the intent of the Amended Plan. However, the amendment, suspension or termination of the Amended Plan may not alter or impair any rights or obligations under a granted option or restricted share unless the holder of the stock option or restricted share approves.

The Company currently has no plans to issue additional stock options to its Executive Officers and directors; however, it is likely that the Company will grant restricted shares in fiscal year 2004 to Executive Officers and directors who served in their capacities after January 1, 2003. Benefits and amounts which may be allocated to employees of the Company pursuant to the Amended Plan during fiscal year 2004 are not currently determinable, as these amounts will depend upon factors such as the achievement by such employees of performance goals. The table below describes the number and estimated value of restricted shares that are expected to be allocated to the non-employee directors during the 2004 fiscal year.

New Plan Benefits of the Amended and Restated Portfolio Recovery Associates
2002 Stock Option Plan and 2004 Restricted Stock Plan

		Number of
Name and Position	Estimated Value (1)	Units
James Voss, Director	$27,960	1,000
Peter Cohen, Director	$27,960	1,000
William Brophey, Director	$27,960	1,000
David Roberts, Director	$27,960	1,000

(1)	Based on the closing price for the Company’s stock on the Nasdaq Stock Market on April 5, 2004.

The following table provides information with respect to securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2003:

Number of
			Weighted-	Securities
	Number of		average	Remaining
	Securities		Exercise Price	Available for
	Authorized	Number of Securities to	of Outstanding	Future Issuance
	for Issuance	be Issued Upon Exercise	Options,	Under Equity
	Under the	of Outstanding Options,	Warrants nd	Compensation
Plan Category	Plan	Warrants, and Rights	Rights	Plans
Equity compensation plans approved by security holders	2,000,000	905,410	$12.92	1,081,545
Equity compensation plans not approved by security holders	None	None	None	None
Total	2,000,000	905,410	$12.92	1,081,545 (1)

(1)	13,045 shares of restricted stock were issued as employment inducement grants in 2003.

Under the Amended Plan, 2,000,000 shares have been made available for issuance. The table above reflects the number of shares subject to outstanding awards and the amount available for future issuance. All awards were in the form of stock options with an exercise price equal to the fair market value of the stock at the grant date, except for (a) grants of 13,045 shares of restricted stock which were issued to new employees as inducement grants in 2003, and (b) warrants to purchase shares of the Company’s common stock which were received as a result of a one-for-one warrant exchange in connection with the reorganization of the Company in 2002, all of which have an exercise price of $4.20 per share, and 107,500 of which remain unexcercised.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Amended Plan, and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. A person acquiring restricted stock normally recognizes ordinary income equal to the difference between the amount, if any, paid for the restricted stock and the fair market value of the shares on the determination date. Ordinarily, the determination date for an award of restricted stock is the date any vesting restrictions lapse. The recognition of ordinary income as a result of the restricted shares awarded under the Amended Plan will be subject to withholding of income and employment taxes. A recipient may elect, pursuant to Section 83(b) of the Internal

Revenue Code, to treat the acquisition date of the restricted stock subject to vesting restrictions as the determination date by filing an election with the Internal Revenue Service. Upon the sale of shares that were subject to restrictions, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the acquisition of those shares, except to the extent such deduction may be limited by applicable provisions of the Internal Revenue Code.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast or represented by proxy at the Annual Meeting. Broker non-votes (i.e. where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) will be treated as abstentions. Under Delaware General Corporate Law, an abstaining vote is not deemed a “vote cast or represented by proxy.” As a result, abstentions are not included in the tabulation of the results on the election of directors, and therefore do not have the effect of votes in opposition. The Board of Directors believes that the adoption of the Amended Plan is in the best interests of the Company and its shareholders for the reasons stated above.

The Board of Directors unanimously recommends a vote “FOR” approval of the 2004 Amended and Restated Portfolio Recovery Associates 2002 Stock Option Plan and 2004 Restricted Stock Plan.

PROPOSAL THREE: APPROVAL OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board has selected PricewaterhouseCoopers LLP as independent auditors for the Company, subject to the approval of the stockholders, to audit its consolidated financial statements for the fiscal year ending December 31, 2004, and to perform other audit-related services, relating to the Company’s quarterly reports and registration statements filed with the Securities and Exchange Commission.

Audit Fees

PricewaterhouseCoopers LLP has acted as independent auditors with respect to the Company’s consolidated financial statements for the year ended December 31, 2003, and has also performed non-audit-related services for the Company, including tax related services. In connection with its 2003 taxes, which are anticipated to be completed in 2004, the Company intends to retain a separate tax accounting firm which is not related to PricewaterhouseCoopers LLP. This is expected to decrease the non-audit related services provided by PricewaterhouseCoopers LLP in 2004.

The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP. For professional services rendered during the years ended December 31, 2003 and December 31, 2002, and for the reviews of financial statements included in the Company’s Forms 10-Q, or services normally provided by the independent Auditor in connection with statutory or regulatory filings or engagements for each of those fiscal years:

Principal Accountant Fees and Services

	2003	2002
Audit Fees
Annual Audit	$130,575	$124,151
Registration Statements	118,739	340,321

	249,314	464,472
Audit Related Fees
Lender Attest Service	4,700	2,000

Tax Fees
Compliance	10,000	29,625
Advice	125,507	21,425

	135,507	51,050
All Other Fees	—	—

Total Accountant Fees	$389,521	$517,522

“Audit Fees” include fees for the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2003 and 2002, reviews of the related quarterly consolidated financial statements, and services normally performed by a company’s independent auditor in connection with the Company’s registration statements filed on Forms S-1 and S-8.

“Audit Related Fees” relate to services required under the terms of a loan agreement. “Tax Fees” include fees for the preparation and filing of federal and state tax returns and advice relating to the Company’s registration statements, warrant and stock option exercises and method of revenue recognition for income tax reporting purposes.

The Audit Committee’s policy is to pre-approve audit and permissible non-audit services provided by the Company’s independent auditors. These services may include audit services, audit-related services, tax services and other services. The independent auditors and the Company’s Chief Executive Officer and Chief Financial Officer periodically report to the Audit Committee regarding the services provided by the independent auditor in accordance with this pre-approval.

PricewaterhouseCoopers LLP will have a representative at the Annual Meeting who will be available to respond to appropriate questions. The representative will also have an opportunity to make a statement if desired.

A majority of votes cast in person or represented by proxy will constitute ratification of the appointment of PricewaterhouseCoopers LLP. Broker non-votes (i.e. where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) will be treated as abstentions. Under Delaware General Corporate Law, an abstaining vote is not deemed a “vote cast or represented by proxy.” As a result, abstentions are not included in the tabulation of the results on the ratification of the appointment of PricewaterhouseCoopers LLP.

The Board of Directors recommends that the stockholders vote “FOR” the approval of the appointment of PricewaterhouseCoopers LLP as its independent auditors for the fiscal year ending December 31, 2004.

Audit Committee Report

The Audit Committee of the Board of Directors has furnished the following report to stockholders of the Company in accordance with rules adopted by the Securities and Exchange Commission:

• The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2003, including a discussion of the acceptability and the appropriateness of significant accounting principles. The Audit Committee also reviewed with management and the independent auditors the reasonableness of significant estimates and judgments made in preparing the financial statements, as well as the clarity of the disclosures in the financial statements.

• The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented, “Communications with Audit Committees,” as amended.

• The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended or supplemented, and has discussed with PricewaterhouseCoopers LLP their independent auditor’s independence from the Company. The Audit Committee has concluded that the non-audit services which were provided by PricewaterhouseCoopers LLP in 2003 did not impact PricewaterhouseCoopers LLP’s independence.

Based upon its review and discussions with management of the Company’s audited financials and the acceptability and appropriateness of significant accounting principles, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the board have also recommended, subject to stockholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ended December 31, 2004.

This report is submitted on behalf of the members of the Audit Committee:

James Voss (Chairman)
Peter Cohen
William Brophey

Security Ownership of Certain Beneficial Owners and Management

A secondary offering of shares of common stock of the Company was completed on May 21, 2003, in which 4,025,000 shares were sold. In the secondary offering five executive officers of the Company exercised warrants to purchase 1,835,000 shares of the Company’s common stock. These officers tendered 302,239 shares in order to pay the exercise price of the warrants.

The Company has reserved an aggregate of 2,000,000 shares of common stock for issuance to employees and non-employee directors under the Amended Plan. The Company registered the shares underlying its 2002 Stock Option Plan on Form S-8 in November 2003. These shares are now available for sale in the public market without restriction, to the extent they are held by persons who are not the Company’s affiliates pursuant to Rule 144.

The following table contains information about the beneficial ownership of the Company’s common stock as of April 2, 2004 by (i) each of the Company’s directors, (ii) each of the Company’s Named Executive Officers, (iii) all directors and executive officers as a group. Except as indicated by footnote and subject to community property laws where applicable, to the knowledge of the Company the persons or entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity, all outstanding warrants and options currently exercisable or exercisable within 60 days of April 2, 2004 are deemed outstanding.

Name of Beneficial Owner	Shares Beneficially Owned	Percent Beneficially Owned
Steven D. Fredrickson (1)
490,385
3.2%
Kevin P. Stevenson (2)
229,860
1.5%
Craig A. Grube (3)
172,229
1.1%
Judith S. Scott (4)
15,000
0.1%
William F. O’Daire (5)
8,522
0.1%
David Roberts (6)
3,500
0.0%
James Voss (7)
2,000
0.0%
William Brophey (7)
1,000
0.0%
Peter Cohen (7)
1,000
0.0%
All executive officers, officers and directors (8)
923,496
6.0%

(1)	Includes immediately exercisable options to purchase 38,000 shares.

(2)	Includes immediately exercisable options to purchase 21,000 shares.

(3)	Includes immediately exercisable options to purchase 21,000 shares.

(4)	Includes immediately exercisable warrants to purchase 6,500 shares and exercisable options to purchase 5,000 shares.

(5)	Mr. O’Daire is not an Executive Officer of the Company; however, his security ownership is included in this table due to his level of compensation.

(6)	Includes immediately exercisable options to purchase 1,000 shares, but does not include any shares owned by Angelo Gordon or PRA Investments, L.L.C.

(7)	Includes immediately exercisable options to purchase 1,000 shares.

(8)	Includes immediately exercisable warrants to purchase 6,500 shares, and exercisable options to purchase 89,000 shares.

The following table sets for the information indicated for persons or groups known by the Company to own beneficially more than 5% of the Company’s common stock.

Name and Address of Beneficial
Owner	Shares Beneficially Owned		Percent Beneficially Owned
PRA Investments, LLC	3,183,035	(1)	20.8%
243 Park Avenue, 26th Floor
New York, NY 10167

AG Funds, L.P.	1,756,465	(2)	11.5%
243 Park Avenue, 26th Floor
New York, NY 10167

Arbor Capital Management, LLC	991,200	(3)	7.9%
One Financial Plaza
120 South Sixth Street
Suite 1000
Minneapolis, MN 55402

Veredus Asset Management, LLC	916,300	(4)	6.0%
6060 Dutchmans Lane, Suite 320
Louisville, KY 40205

Second Curve Capital, LLC	860,085	(5)	5.6%
200 Park Avenue, Suite 3300
New York, NY 10166

(1) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on January 1, 2004, in which John M. Angelo, Michael L. Gordon, AG Partners and PRA Investments, LLC are identified as beneficial owners of these shares, with shared power to direct the voting and disposition of the shares.

(2) Based on information filed in a Schedule 13G with the U. S. Securities and Exchange Commission on January 1, 2004, in which John M. Angelo, Michael L. Gordon and AG Funds, L.P. are identified as beneficial owners of these shares, who have shared power to direct the voting and disposition of the shares.

(3) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on December 31, 2003, in which Arbor Capital Management, LLC is identified as an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, and in which Rick D. Leggott is identified as the Chief Executive Officer and majority shareholder with sole voting power over 991,200 shares, and sole dispositive power over 1,205,600 shares.

(4) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on July 8, 2003, in which Veredus Asset Management, LLC identified itself as a registered investment advisor, and indicated that it has sole power to dispose or to direct the disposition of the 916,300 shares.

(5) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on February 10, 2004, in which Thomas K. Brown is identified as the owner of Second Curve Capital, LLC, and beneficial owner of 860,085 shares of the Company’s common stock with shared power to dispose or to direct the disposition of the 860,085 shares.

Certain Relationships and Related Transactions

On December 30, 1999, the Company entered into a $12.5 million credit agreement with AG PRA 1999 Funding Co., LLC (“AG PRA”) an entity which was owned by affiliates of Angelo Gordon, one of the Company’s principal stockholders, and by Steven Fredrickson, Craig Grube and David Roberts. Terms of the agreement, that expired on June 30, 2002, included the possibility of AG PRA earning contingent interest. Over the term of the agreement the Company borrowed $6.6 million. In December 2001, the Company paid off all the outstanding loans under this agreement, and incurred an expense of $300,000 to extinguish the contingent interest provision. In addition, in accordance with this Agreement, the Company granted AG PRA 1999 warrants to purchase 125,000 membership units of Portfolio Recovery Associates, L.L.C. which were immediately exercisable for $3.60 per unit. In connection with the reorganization of the Company, these warrants were exchanged for comparable warrants to purchase 125,000 shares of the Company’s Common Stock, immediately exercisable for $3.60 per share, all of which were exercised in fiscal year 2003.

PRA Investments, L.L.C., one of the Company’s principal stockholders, was formed in March 1999, in order to make an investment in the Company’s equity. PRA Investments, L.L.C. is a single-investment entity and has never invested or held securities other than membership units of Portfolio Recovery Associates, L.L.C. and shares of the Company’s common stock. Angelo Gordon is the Managing Member of PRA Investments, L.L.C. and owns 1.1% of its outstanding membership interests. David N. Roberts, one of the Company’s directors, is a Managing Director of Angelo Gordon, and maintains an indirect economic interest in Angelo Gordon, but does not exercise voting or investment power over the shares beneficially owned by PRA Investments, L.L.C., Angelo Gordon, or the entity of which he is a limited partner.

The Company requires that written agreements are negotiated and executed by the Company and any related party. Such agreements must be reviewed and approved by the Board. The agreement discussed above was entered into after arms’ length negotiations between the related party and the Company.

Stock Performance Graph

The following graph compares, from November 8, 2002, the date of the Company’s initial public offering, to December 31, 2003, the cumulative stockholder returns assuming an initial investment of $100 on November 8, 2002 in the Company’s Common Stock, the stocks comprising the Nasdaq Stock Market (U.S.) Index and the stocks comprising a peer group index.*

*The peer group index consists of five peers.

The comparisons of stock performance shown above are not intended to forecast or be indicative of possible future performance of the Company’s common stock. The Company will not make or endorse any predictions as to its future stock performance.

Section 16 (a) Compliance Reporting

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Executive Officers and directors and persons who beneficially own more than five percent (5%) of the company’s common stock to file reports of ownership and changes in ownership of such common stock with the Securities and Exchange Commission and the Nasdaq stock market. These persons are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of directors and officers questionnaires, reports on Forms 3, 4 and 5 furnished to the Company and filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Exchange Act, Board minutes and written representations from the Executive Officers and directors that no other reports were required to be filed, the Company believes that all of such reports were filed on a timely basis by its Executive Officers and directors during 2003.

Costs of Solicitation

The Company will pay all of the costs of soliciting proxies. The Company has retained Curran & Connors for the printing of proxies, at a cost of $8,000. Continental Stock Transfer and Trust Company has been retained to develop the mailing list, mail out the solicitation for proxy votes and to verify certain records related to the solicitation. The Company will pay Continental Stock Transfer and Trust Company a fee of $450.00 as compensation for its services, which will include tabulating votes, and will also reimburse Continental Stock Transfer and Trust Company for its related out-of-pocket expenses, including its mailing expenses. In addition to solicitation by mail, the directors, officers and agents of the Company may also solicit proxies from stockholders by telephone, telecopy, telegram, Internet or in person. All such costs will be paid by the Company. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending the proxy materials to beneficial owners.

Annual Report

A copy of the Company’s 2003 Annual Report to Stockholders, its audited financial statements, together with other related information, is being mailed to you with this Proxy Statement.

The Company’s 2003 Annual Report to Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2003, as amended and filed with the Securities and Exchange Commission, and all financial statements or schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 may also be obtained from our web site at www.portfoliorecovery.com, or by contacting the Company’s investor relations liaison at the Company’s headquarters, at 120 Corporate Blvd., Suite 100, Norfolk, VA 23502. A copy of the Company’s Annual Report on Form 10-K, and other periodic filings also may be obtained from the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

2005 Stockholder Proposals and Director Nominations

In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders under Rule 14a-8 of the Exchange Act, the proposal must be received at the Company’s office by December 16, 2004. Proposals submitted thereafter will be opposed as not having been timely filed. The Company’s By-laws and Certificate of Incorporation provide that any stockholder of record entitled to vote at an Annual Meeting who intends to make a nomination for director must notify the Secretary in writing not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. The notice must meet other requirements contained in the Company’s By-laws and Certificate of Incorporation, copies of which can be obtained from the Secretary of the Company at the address set forth herein, or from the Securities and Exchange Commission. The Nominating and Corporate Governance Committee will consider qualified nominees for Board membership submitted by stockholders. A stockholder wishing to nominate a candidate must be an owner of the Company’s stock who meets the eligibility standards under Rule 14a-8 for submitting such a proposal; must have owned the Company’s stock for at least one year; must continue to own the stock through the date of the Annual Meeting, and must attend the Annual Meeting. The candidate’s name and a detailed background of the candidate’s qualifications must be sent to the attention of the Company’s Secretary, and should include principal occupations or employment held over the past five years, and a written statement of the nominee indicating his or her willingness to serve if elected. Generally, candidates must be highly qualified and have broad training and experience in their chosen fields. They should represent the interests of all stockholders and not those of a special interest group.

Evaluation of shareholder recommendations is the responsibility of the Nominating and Corporate Governance Committee. After reviewing materials submitted by shareholders, if the Nominating and Corporate Governance Committee believes that the candidate merits additional consideration, the Committee will interview the candidate and conduct appropriate reference checks. The Nominating and Corporate Governance Committee will determine whether to recommend to the Board that the Board nominate and recommend the election of such candidate at the next Annual Meeting, based upon the candidate’s skills, ability, perceived commitment to devote sufficient time to carry out the duties and responsibilities of a director, relevant experience in relation to the capabilities already present on the Board, and such other factors as the Committee may deem to be in the best interests of the Company and its shareholders.

The Company did not receive any recommendations from shareholders of potential director candidates for consideration at the 2004 Annual Meeting.

Communications with the Board

Shareholders may communicate with members of the Board by transmitting correspondence by mail or facsimile addressed to one or more directors. All such communications should be sent to the attention of the Company’s Secretary, at the Company’s headquarters address specified herein, or to fax number 757-321-2518.

Communications from shareholders to one or more directors will be collected and organized by the Secretary and forwarded to the Chairman of the Board, or if addressed to an identified Independent Director, to that identified director, as soon as practicable. Communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary may forward only representative correspondence.

The Chairman of the Board will determine whether any communication addressed to the entire Board as a whole should be properly addressed by the entire Board, or to a committee of the Board. If a communication is sent to the Board as a whole, or to a committee of the Board, the Chairman of the Board or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. Any communications addressed to an independent director will be forwarded to that independent director. If a response to the communication is warranted, the content and method of the response will be coordinated with the Company’s General Counsel.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to bring any other business before the Annual Meeting. However, as to any other business that may properly come before the Annual Meeting, or any adjournments thereof, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies. The Board is not aware of any matters not set forth herein that may come before the Annual Meeting or with respect to any adjournment or postponement thereof. If further business properly comes before the Annual Meeting, the Chairman will vote the shares represented thereby in accordance with his best judgment.

By Order of the Board of Directors,

Judith S. Scott
Secretary

Norfolk, Virginia
Date: April 16, 2004

Exhibit A

AMENDED AND RESTATED PORTFOLIO RECOVERY ASSOCIATES
2002 STOCK OPTION PLAN AND
2004 RESTRICTED STOCK PLAN

Section 1. Purpose

               This Amended and Restated Portfolio Recovery Associates 2002 Stock Option Plan and 2004 Restricted Stock Plan constitutes an amendment and restatement of the Portfolio Recovery Associates 2002 Stock Option Plan, and incorporates a Restricted Stock Plan, and shall be referred to hereafter as the “Plan.” The purposes of the Plan are to encourage selected employees, key consultants and directors of Portfolio Recovery Associates, Inc., a Delaware corporation (together with any successor thereto, the “Company”), or any present or future Subsidiary (as defined below) of the Company to acquire a proprietary interest in the growth and performance of the Company, to enhance the ability of the Company to attract, retain and reward qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend and to motivate such individuals to contribute to the achievement of the Company’s business objectives and to align the interest of such individuals with the longer term interests of the Company’s stockholders.

Section 2. Definitions

               As used in the Plan, the following terms shall have the meanings set forth below:

               (a) “Award” shall mean a grant of Options, Restricted Shares, and/or Deferred Stock to a Participant.

               (b) “Board” shall mean the Board of Directors of the Company.

               (c) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

               (d) “Committee” shall mean the Compensation Committee of the Board of Directors of the Company (the “Board”). The Committee shall consist of two or more members of the Board, not less than two (2) of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3, as from time to time amended (“Rule 16b-3”), promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

               (e) “Fair Market Value” shall mean, with respect to Shares or other securities, the fair market value of the Shares or other securities determined by such methods or procedures as shall be established from time to time by the Committee in good faith or in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Shares shall mean (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or, if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq Stock Market or a successor quotation system, (1) the last sales price (if the Shares are then listed as a National Market Issue on the Nasdaq Stock Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on such date as reported by the Nasdaq Stock Market or such successor quotation system; or (iii) if the Shares are not publicly traded on an exchange and not quoted on the Nasdaq Stock Market or a successor quotation system, the mean between the closing bid and asked prices for the Shares on such date as determined in good faith by the Committee. Notwithstanding the foregoing, the Fair Market Value of any Options granted prior to the Company’s initial public offering shall be deemed to be the initial public offering price as determined by the Company’s underwriters.

               (f) “Incentive Stock Option” shall mean an option granted under the Plan that is designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

               (g) “Independent Director” shall mean each member of the Board who meets the test for an “independent” director as promulgated by the Securities and Exchange Commission and the stock exchange or quotation system on which the Shares are then listed or quoted.

               (h) “Key Employee” shall mean any officer, director or other employee who is a regular full-time employee of the Company or its present and future Subsidiaries.

               (i) “Non-Qualified Stock Option” shall mean an Option granted under the Plan that is not designated as an Incentive Stock Option.

               (j) “Non-Employee Restricted Shares” shall mean Restricted Shares of the Common Stock of the Company which are available under the Plan for award to any person who on the date of Grant is a member of the Board of Directors of the Company and is not an employee of the Company or of any Subsidiary of the Company, as defined in Code Section 424(f).

               (k) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

               (l) “Option Agreement” or “Restricted Stock Agreement “shall mean a written agreement, contract or other instrument or document evidencing an Option or

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Restricted Share, respectively, granted under the Plan, and shall specify the Date of the Grant, the Price for Grants of Options, vesting provisions and any restrictions with respect to Grants of Restricted Shares.

               (m) “Participant” shall mean a Key Employee, key consultant (as determined by the Committee) or non-employee Director who has been granted Restricted Shares under the Plan.

               (n) “Performance Based Restricted Shares” shall mean Shares awarded to Participants as an incentive to achieve certain performance goals.

               (o) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

               (p) “Restricted Share” shall mean a share of Common Stock, restricted as to transferability or sale for such time, and/or under such conditions, as the Committee shall determine, awarded to a Participant pursuant to Section 3, and subject to the terms and restrictions set forth in a Restricted Share Agreement, upon the award of the Restricted Share to the Participant.

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               (q) “Restricted Share Agreement” shall mean a written agreement, contract or other instrument or document evidencing a Restricted Share granted under the Plan.

               (r) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

               (s) “Shares” shall mean the common stock of the Company, $0.01 par value, and such other securities or property as may become the subject of Options or Restricted Shares pursuant to the Plan.

               (t) “Subsidiary” shall have the meaning ascribed thereto in Code Section 424(f).

               (u) “Ten Percent Stockholder” shall mean a Person, who together with his or her spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of an Option and assuming its immediate exercise, would beneficially own, within the meaning of Section 424(d) of the Code, Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding capital stock of the Company or any Subsidiary of the Company.

Section 3. Administration

               (a) Generally. The Plan shall be administered by the Committee or its delegates. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option or Restricted Share shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Participant, any holder or beneficiary of any Option or Restricted Share, any stockholder of the Company and any employee of the Company.

               (b) Powers. Subject to the terms of the Plan and applicable law and except as provided in Section 7 hereof, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to each Participant under the Plan, (iii) make awards of Restricted Shares (“Restricted Share Awards”, and sometimes collectively with the grant of Options, “Grants”); (iv) determine the number of Shares to be awarded; (v) determine the terms and conditions of any Grant; (vi) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other Options, or other property, or canceled, forfeited, or suspended, and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vii) interpret and administer the Plan and any instruments or agreements relating to Grants made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable

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for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents or entities such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee shall have the authority in its discretion to delegate powers to specified officers of the Company, consistent with the terms of this Plan and subject to such restrictions, if any, as the Committee may specify when making such delegation.

Section 4. Shares Available for Options and Restricted Shares

     a) Shares Available. Subject to adjustment as provided herein:

     (i) Limitation on Number of Shares. The total aggregate number of Options and Restricted Shares that may be issued under the Plan are limited such that the maximum aggregate number of Shares which may be issued pursuant to, or by reason of, Grants of Options or Restricted Shares is 2,000,000. Further, no Participant shall be granted more than 200,000 Restricted Shares, or granted Options to purchase more than 200,000 Shares, or granted any combination of Options and Restricted Shares, which taken together would total more than 200,000 in any one fiscal year; provided, however, that the Committee may adopt procedures for the counting of Shares relating to any grant of Options or Restricted Shares to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of Shares actually distributed differs from the number of Shares previously counted in connection with such Grant. To the extent that an Option or Restricted Share granted ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Restricted Shares or Shares subject to such Option shall again become available for award under the Plan.

     (ii) Sources of Shares. Any Shares delivered pursuant to an Option or Restricted Share award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     b) Adjustments. In the event that the Committee shall determine that any change in corporate capitalization, such as a dividend or other distribution of Shares, or a corporate transaction, such as a merger, consolidation, reorganization or partial or complete liquidation of the Company or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, adjust any or all of (x) the number and type of Shares which thereafter may be made the subject of Grants of Restricted Shares or Options, (y) the number and type of Shares subject to outstanding Options, and (z) the grant, purchase, or exercise price with respect to any Option or Restricted Share, the purchase, or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option or Restricted

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Share; provided, however, in each case, that (i) with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or any successor provision thereto; (ii) such adjustment shall be made in such manner as not to adversely affect the status of any Option or Grant of Restricted Shares as “performance-based compensation” under Section 162(m) of the Code; and (iii) the number of Shares subject to any Option denominated in Shares shall always be a whole number. Any determinations made by the Committee pursuant to this provision shall be conclusive.

     (c) Limits on Transfers. Subject to Code Section 422, no Options or Restricted Shares, and no rights thereto, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution, and any such Options, and all rights under any such Options shall be exercisable during the Participant’s lifetime, only by the Participant or, if permissible under applicable law (including Code Section 422, in the case of an Incentive Stock Option), by the Participant’s guardian or legal representative. No Options or Restricted Shares, and no rights under any such Options or Restricted Shares, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Non-Qualified Stock Options or Restricted Shares may be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. Any beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Option Agreement or Restricted Share Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

     b) Tax Withholding. The Company or any Subsidiary is authorized to withhold from any Option granted or from any Restricted Share Award any payment relating to an Option or Restricted Share under the Plan, any amounts of federal, state or local withholding and other taxes due in connection with any transaction involving the grant of an Option or Restricted Share, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option or Restricted Share. This authority shall include authority to withhold or receive Shares (which shall be valued at the fair market value on the date of payment) or other property, and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

     (e) Regulatory Requirements. There is no obligation under the Plan that any Participant be advised by the Committee of the existence of the tax or the amount required to be withheld. Notwithstanding any other provision of this Plan, the Committee may impose conditions on payment of any other obligations as may be required to satisfy

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applicable regulatory requirements, including without limitation, any applicable requirements of the Exchange Act.

Section 5. Eligibility

               In determining the Persons to whom Options or Restricted Shares shall be granted and the number of Restricted Shares or Options to be granted, the Committee shall take into account the nature of the Person’s duties, such Person’s present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. A Key Employee who has been granted Options or Restricted Shares under the Plan may be granted additional Options or Restricted Shares, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options. Notwithstanding anything herein to the Contrary, no Participant shall have any right or entitlement to continued employment for any period, or to receive any Options or Restricted Shares. Incentive Stock Options and Restricted Shares constituting performance based compensation within the meaning of Section 162(m) of the Code) may be granted only to Key Employees of the Company or of any Subsidiary of the Company.

Section 6. Options

               The Committee is hereby authorized to grant Options to Participants upon the following terms and the conditions (except to the extent otherwise provided in Section 7) and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

               (a) Exercise Price. The exercise price per Share purchasable under Options shall be determined by the Committee at the time the Option is granted but generally shall not be less than the Fair Market Value of the Shares covered thereby at the time the Option is granted.

               (b) Option Term. The term of each Non-Qualified Stock Option shall be fixed by the Committee but generally shall not exceed ten (10) years from the date of grant.

               (c) Time and Method of Exercise. The Committee shall determine the time or times at which the right to exercise an Option may vest, and the method or methods by which, and the form or forms in which, payment of the option price with respect to exercises of such Option may be made or deemed to have been made (including, without limitation, (i) cash, Shares, outstanding Options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price and (ii) a broker-assisted cashless exercise program established by the Committee), provided in each case that such methods avoid “short-swing” profits to the Participant under Section 16(b) of the Securities Exchange Act of 1934, as amended. The payment of the exercise price of an Option may be made in a

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single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

               (d) Incentive Stock Options. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder including that, (i)(A) in the case of a grant to a Person that is not a Ten Percent Stockholder the purchase price per Share purchasable under Incentive Stock Options shall not be less than the Fair Market Value of a Share on the date of grant and (B) in the case of a grant to a Ten Percent Stockholder the purchase price per Share purchasable under Incentive Stock Options shall not be less than 110% of the Fair Market Value of a Share on the date of grant and (ii) the term of each Incentive Stock Option shall be fixed by the Committee but shall in no event be more than ten (10) years from the date of grant, or in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years from the date of grant.

Section 7. Restricted Shares

     The Committee is hereby authorized to grant Awards of Performance-Based Restricted Shares or Non-employee Director Restricted Shares to Participants upon the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine. Each Restricted Share Award under the Plan shall be evidenced by a stock certificate of the Company, registered in the name of the Participant, accompanied by a Restricted Stock Agreement in such form as the Committee shall prescribe from time to time. The Restricted Share Awards shall comply with the following terms and conditions and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish.

     (a). Stock Legends; Prohibition on Disposition. Certificates for Shares of Restricted Stock shall bear an appropriate legend referring to the restrictions to which they are subject, and any attempt to dispose of any Shares in contravention of such restrictions shall be null and void and without effect. The certificates representing Shares of Restricted Stock shall be held by the Company until the restrictions are satisfied. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Restricted Shares shall lapse, and, a certificate for such Shares may be delivered, free of all such restrictions, to the Participant or the Participant’s beneficiary or estate, as the case may be.

     (b). Termination of Service and Forfeiture. In the case of Participants who are employees of the Company or any of its Subsidiaries, the Committee shall determine the extent to which the restrictions on any Restricted Share Award shall lapse upon the termination of the employee Participant’s service to the Company and its Subsidiaries, due to death, disability, retirement or for any other reason. Except as otherwise

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determined by the Compensation Committee, upon termination of employment for any reason whatsoever, during the restriction period, any portion of a Restricted Share Award which is still subject to restriction shall be forfeited by the Participant and reacquired by the Company, in which case, the Participant, shall forthwith deliver to the Secretary of the Company such instruments of transfer, if any, as may reasonably be requested or required to transfer the Shares back to the Company.

     (c). Effect of Attempted Transfer.

     No interest in any Restricted Share Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void. No such interest in any Restricted Share Award shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or beneficiary. If any Participant or beneficiary shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit payable under or interest in any Restricted Share Award, then the Committee, in its discretion, may hold, or may apply such benefit or interest or any part thereof to or for the benefit of such Participant, beneficiary, spouse, children, blood relatives or other dependents, or any of them, in any such manner and such proportions as the Committee may consider proper.

     (d). Rights as a Stockholder. Unless the Board otherwise provides, holders of unvested Restricted Shares shall have no rights as shareholders of the Company. A Participant shall not be entitled to delivery of a stock certificate until the Shares vest, any applicable restricted period shall have lapsed, and the Participant has paid the $.01 per Share par value of the Shares awarded. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any stock split, stock dividend, combination of Shares or other similar transaction shall be subject to the restrictions applicable to the original Award.

     (e). Performance-Based Restricted Shares. Awards of Performance-Based Restricted Shares are intended to qualify as performance-based for the purposes of Section 162(m) of the Code. The Committee shall provide that the Restricted Period applicable to such Restricted Shares shall lapse if certain pre-established objectives are attained within pre-established time frames. Performance goals may be based on any of the following, or other criteria: (i) Company earnings or earnings per share, (ii) revenues, (iii) expenses, (iv) one or more operating ratios, (v) stock price and/or (vi) similar performance criteria. The Committee shall establish one or more objective performance goals for each such Award of Restricted Shares on the date of Grant. The performance goals selected in any case may be particular to an employee’s function, and the Committee may also consider the Participant’s contributions, responsibilities, current compensation and current ownership of Shares of the Company’s Stock or Stock Options. The Committee shall determine whether the Participant’s performance goals were attained, and such determination shall be final and conclusive. The Committee may impose such other restrictions and conditions (in addition to the performance-based restrictions described above) on any Award of Shares of Performance-Based Restricted

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Shares as the Committee may deem appropriate, and may waive any such restrictions and conditions.

Section 8. Restricted Shares Awarded to Non-Employee Directors

     Each non-employee Director who was not a member of the Board as of the date of the approval of the Amended Plan by the Company’s stockholders shall be granted 2,000 Restricted Shares at the time such Independent Director joins the Board, and shall be entitled to receive 1,000 Restricted Shares annually thereafter, beginning on the first anniversary date of their appointment. Any such Grant of Restricted Shares shall be subject to the terms of a Restricted Stock Agreement, which shall provide that such Shares shall vest over a period five (5) years, in equal annual installments, beginning on the first anniversary date of their appointment. Each non-employee Director who was a member of the Board prior to the approval of the Amended Plan shall automatically be granted 1,000 Shares of Restricted Stock annually, beginning on November 7, 2004, and 1,000 Shares of Restricted Stock each year thereafter, on the anniversary of their initial appointment. Such Shares shall be subject to the terms of a Restricted Stock Agreement, which shall provide that such Shares shall vest in five (5) equal annual installments on the anniversary of the initial date of such Grants. All such Grants shall be made exclusively to Directors of the Company who are not employees of the Company or any of its Subsidiaries. The Committee may impose such additional restrictions and conditions on any award of Shares of non-employee Director Restricted Stock as the Committee deems appropriate, and may waive any such additional restrictions and conditions applicable to such Shares. Grants of Restricted Stock shall have their restrictions accelerated (a) three (3) months after the date a non-employee Director ceases to serve as a Director of the Company due to physical or mental disability, (b) in the event of a non-employee Director’s death; or (c) in event a non-employee Director reaches the age of seventy-five (75), having served on the Board for not less than five consecutive years. In such event, the Shares related to such Grant shall be delivered to the Director or, in the event of death, to such Director’s beneficiary as soon as administratively feasible after such event.

Section 9. Amendment and Termination

               Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option or Restricted Stock Agreement or in the Plan:

               (a) Amendments to the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, but no amendment shall be effective without the approval of the stockholders of the Company if such approval would be required under Sections 162(m) or 422 of the Code, Rule 16b-3, by any other law or rule of any governmental authority, the Nasdaq Stock Exchange, or other self-regulatory organization to which the Company may then be subject. Except as may be otherwise provided herein, neither the amendment, suspension nor termination of the Plan shall, without the consent of the

10

holder of such Option or Restricted Share, alter or impair any rights or obligations theretofore granted.

               (b) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option or grant of Restricted Shares in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 10. General Provisions

               (a) No Rights to Awards. No Key Employee shall have any claim to be granted any Restricted Shares or Option under the Plan, and there is no obligation for uniformity of treatment of Key Employees or holders or beneficiaries of Options or Restricted Shares under the Plan. The terms and conditions of Options or Restricted Shares need not be the same with respect to each Participant. If any Shares subject to an Option Grant or Restricted Share Award are forfeited, canceled, exchanged or surrendered or if a Grant otherwise terminates or expires without a distribution of Shares to the Participant, the shares of Common Stock with respect to such Grant shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Grants under the Plan.

               (b) No Right to Employment. The grant of an Option or of Restricted Shares shall not be construed as giving a Participant the right to be retained in the employ of the Company. Further, the Company may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement or Restricted Share Agreement. In the event of termination of employment and termination or loss of rights to Shares granted hereunder, by forfeiture or otherwise, any such Shares shall again become available for award under the Plan.

               (c) Governing Law and Legality. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law. Any issuance or transfer of Options and Shares pursuant to this Plan are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or government agency which may be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Grants may be made under this Plan and no Options or Shares shall be issued by the Company until in any such case all legal requirements applicable to the issuance have been complied with. In connection with any Option or Restricted Share issuance or transfer, the person acquiring the Shares or Option shall, if requested by the Company, give assurance to the Company with respect to such matters as may be necessary to assure compliance with all applicable legal requirements.

               (d) Severability. If any provision of the Plan or any Option or Restricted Share Agreement is or becomes or is deemed to be invalid, illegal, or

11

unenforceable in any jurisdiction, or would disqualify the Plan or any Option or Restricted Share Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void, stricken and the remainder of the Plan and any such Option or Restricted Share Agreement shall remain in full force and effect.

               (e) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option or Restricted Share, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

               (f) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

Section 11. Effective Date of the Plan

               The Plan originally became effective as of November 4, 2002. The Plan as amended hereby, will become effective upon the adoption thereof by the affirmative vote of a majority of stockholders of the Company, present in person or represented by proxy, and entitled to vote thereon at the Company’s 2004 Annual Meeting of Stockholders.

Section 12. Term of the Plan

               The Plan shall continue until the earlier of (i) the date on which all Options or Shares issuable hereunder have been issued, (ii) the termination of the Plan by the Board or (iii) November 4, 2012, which is the 10th anniversary of the effective date of the original Plan. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement or Restricted Share Agreement, any Option theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or Restricted Share, or to waive any conditions or rights under any such Option or Restricted Share Agreement, and the authority of the Board to amend the Plan, shall extend beyond such date.

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THIS ADMISSION TICKET IS REQUIRED FOR ADMITTANCE TO THE

PORTFOLIO RECOVERY ASSOCIATES INC.

Annual Meeting of Stockholders to be held May 12, 2004
For Holders as of April 2, 2004

EACH STOCKHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS DRIVER’S
LICENSE OR EMPLOYEE IDENTIFICATION BADGE, IN ADDITION TO THIS ADMISSION TICKET.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Proxy Card
PORTFOLIO RECOVERY ASSOCIATES, INC.

Proxy Solicited by the Board of Directors
For Annual Meeting of Stockholders to be held May 12, 2004
For Holders as of April 2, 2004

The undersigned hereby appoints James Voss and Peter Cohen, the proxies selected by the Company’s Board of Directors, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders of PORTFOLIO RECOVERY ASSOCIATES, INC. to be held May 12, 2004 and at any adjournments thereof, on the following proposals:

1. Election of Directors	Nominees:	1. David Roberts	2. William Brophey

2. Approval of the Company’s Amended and Restated 2002 Stock Option Plan and 2004 Restricted Stock Plan

3. Ratification of Independent Auditors	Independent Auditor:	PricewaterhouseCoopers LLP

The proxies named above are also authorized to vote in their discretion with respect to other matters that properly come before the Annual Meeting or any adjournment of the Annual Meeting. As of April 16, 2004 (the date of this mailing), Portfolio Recovery Associates, Inc. does not know of any such other matters to be presented at the Annual Meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. Your shares cannot be voted unless you sign, date and return this card, or vote your shares by using either of the means described on the reverse side, each. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. By signing this proxy card, you acknowledge receipt of the Notice of Annual Meeting of Stockholders to be held on May 12, 2004 and the Proxy Statement dated April 16, 2004.

SEE REVERSE SIDE.

Please mark /x/ in only one box.

When this Proxy card is properly executed, the shares to which it relates will be voted in the manner directed herein.
The Board of Directors recommends a vote FOR the following three proposals:

1. The election of the above directors.

For all Nominees	Withhold Authority From All Nominees
☐	☐

     To Withhold a vote from a Specific Nominee Write Number Here____________

2. The approval of the Amended and Restated Company 2002 Stock Option Plan and 2004 Restricted Stock Plan

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. The ratification of the selection of the Company’s independent auditors: PricewaterhouseCoopers LLP

FOR	AGAINST	ABSTAIN
☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________Signature______________________Date______________I plan to attend the Annual Meeting ☐
Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please give full title as such.